Due from Unrelated Party	9 Months Ended
Sep. 30, 2021
Due From Unrelated Party [Abstract]
Due from Unrelated Party

Note 17. Due from Unrelated Party

The Merger Agreement provides that we will pay all fees and expenses incurred by Newtown in connection with consummating the Merger; provided, that, in the event the Merger Agreement is terminated, and the closing of the Merger does not occur, we would be responsible for any such fees and expenses only in the event the Merger Agreement is terminated by Newtown for Appgate’s breach under certain circumstances set forth in the Merger Agreement. As of September 30, 2021, we had paid $0.2 million on behalf of Newtown, which we have recorded within accounts receivable in our condensed consolidated balance sheet, pending consummation of the Merger. As described in Note 1, the Merger was consummated on October 12, 2021.